United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2013

Fidelity National Information Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

001-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective April 23, 2013, the board of directors of Fidelity National Information Services, Inc. (the “Corporation”) adopted and approved an amendment to the Corporation’s Amended and Restated By-Laws to (i) modify the list of approved officer designations to include one or more Corporate Executive Vice Presidents and one or more Corporate Senior Vice Presidents, and to remove the designations of Corporate Vice President and Senior Vice President, (ii) remove any age restriction with respect to the Chairman of the Board and Chief Executive Officer and (iii) permit any Assistant Treasurer to perform the duties and exercise the powers of the Treasurer, in the absence or disability of the Treasurer, or at the direction of the Chief Executive Officer, President or Treasurer.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is being filed as part of this Report on Form 8-K:

3.1	Third Amended and Restated Bylaws of Fidelity National Information Services, Inc., as adopted on April 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.

Date: August 13, 2013	By:	/s/ Michael P. Oates
	Name:	Michael P. Oates
	Title:	Corporate Executive Vice President, General Counsel and Corporate Secretary